American Funds Global Insight FundSM Supplement November 29, 2019 (for summary and statutory prospectuses dated November 8, 2019, as supplemented to date)

The bar chart in the “Investment results” section of the summary prospectus and statutory prospectus has been replaced in its entirety as follows:

Keep this supplement with your summary prospectus and statutory prospectus.

Lit. No. MFGEBS-374-1119P Printed in USA CGD/AFD/10039-S75802

THE FUND MAKES AVAILABLE A SPANISH TRANSLATION OF THE ABOVE PROSPECTUS SUPPLEMENT IN CONNECTION WITH THE PUBLIC OFFERING AND SALE OF ITS SHARES. THE ENGLISH LANGUAGE PROSPECTUS SUPPLEMENT ABOVE IS A FAIR AND ACCURATE REPRESENTATION OF THE SPANISH EQUIVALENT.

/s/	COURTNEY R. TAYLOR
COURTNEY R. TAYLOR
SECRETARY